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                                                                   Exhibit 10.1

                  MODIFICATION OF LOAN AND SECURITY AGREEMENT


WHEREAS this agreement is in reference to a loan which is evidenced by an instrument entitled LOAN AND SECURITY AGREEMENT ("AGREEMENT"), dated October 29, 1999, executed by and between LEE PHARMACEUTICALS as "BORROWER" and FINOVA CAPITAL CORPORATION ("FINOVA"), as "LENDER".

NOW THEREFORE, it is agreed by the undersigned parties that the AGREEMENT shall be amended in the following respect:


     In Section 2.8 of the Agreement, the term of this Agreement shall be extended to May 21, 2002.


Except as noted above, all the terms, conditions and provisions of said AGREEMENT shall remain unchanged and in full force and effect.


Date: May 19, 2000

FINOVA CAPITAL CORPORATION               AGREED AND ACCEPTED:
                                         LEE PHARMACEUTICALS

BY:      FARHAD MOTIA                    BY:      RONALD G. LEE
    -----------------------                 ------------------------
    Farhad Motia, President                 Ronald G. Lee, President